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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 August 28, 2002
                Date of Report: (Date of earliest event reported)


                         Commission File Number: 0-19024




                                 FRONTSTEP, INC.
             (Exact name of registrant as specified in its charter)


             OHIO                                      31-1083175
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
incorporation or organization)

              2800 CORPORATE EXCHANGE DRIVE
                     COLUMBUS, OHIO                             43231
        (Address of principal executive offices)              (Zip Code)


                                 (614) 523-7000
              (Registrant's telephone number, including area code)




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ITEM 5.           OTHER EVENTS.

         On August 28, 2002, the Company issued its 10% subordinated convertible notes (the "Convertible Notes") in the aggregate principal amount of $1.0 million to, and received $1.0 million in cash from, certain of its preferred shareholders, including Fallen Angel Equity Fund and entities affiliated with Morgan Stanley, and two other shareholders and directors of the Company, Lawrence J. Fox and James A. Rutherford (collectively, the "Investors"), in accordance with the terms of the private placement transaction previously announced. The Convertible Notes are each due on May 10, 2004 and are convertible into common shares of the Company at a conversion rate of $2.4876 per share.

         The private placement transaction is discussed and has been disclosed previously in the Company's Form 8-Ks dated March 7, 2002, July 9, 2002, and August 12, 2002, respectively, filed with the Securities and Exchange Commission, and in press releases, copies of which are included with such filings.

         A summary of the Convertible Notes issued by the Company to the Investors on August 28, 2002, and the aggregate principal amount of all convertible notes issued to date to the Investors as part of the private placement transaction is as follows:

        ------------------------------------------------------- ------------ -------------
                                                                 PRINCIPAL
                                                                 AMOUNT OF    AGGREGATE
                                                                CONVERTIBLE   PRINCIPAL
                                                                   NOTES      AMOUNT OF
                           NAME OF INVESTOR                      PURCHASED   CONVERTIBLE
                                                                 ON AUGUST      NOTES
                                                                 28, 2002     PURCHASED*
        ------------------------------------------------------- ------------ -------------
        Morgan Stanley Dean Witter Venture Partners IV, L.P.      $ 366,754    $1,833,770
        ------------------------------------------------------- ------------ -------------
        Morgan Stanley Dean Witter Venture Investors IV, L.P.     $  42,549    $  212,747

        ------------------------------------------------------- ------------ -------------
        Morgan Stanley Dean Witter Venture Offshore Investors     $  14,309    $   71,543
        IV, L.P.
        ------------------------------------------------------- ------------ -------------
        Fallen Angel Equity Fund, L.P.                            $ 176,388    $  881,940
        ------------------------------------------------------- ------------ -------------
        Lawrence J. Fox                                           $ 300,000    $1,500,000
        ------------------------------------------------------- ------------ -------------
        James A. Rutherford                                       $ 100,000    $  500,000
        ------------------------------------------------------- ------------ -------------
               Total                                             $1,000,000    $5,000,000
        ------------------------------------------------------- ------------ -------------

* Includes Initial Notes issued on March 7, 2002 which became convertible into common shares of the Company on July 9, 2002 at the rate of $2.4876 per share.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Not applicable.

(b)      Not applicable.


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(c)      Exhibits.

         The following exhibits are filed with this Form 8-K:

         4 10.0% Subordinated Convertible Note, No. C-7, due May 10, 2004 in the amount of $366,754 issued to Morgan Stanley Dean Witter Venture Partners IV, L.P. and Schedule A to Exhibit 4 identifying other substantially identical subordinated convertible notes issued to other investors.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FRONTSTEP, INC.


Dated: September 4, 2002                By: /s/ Daniel P. Buettin
                                              ----------------------
                                              Daniel P. Buettin
                                              Vice President and Chief Financial
                                              Officer
                                              (on behalf of the Registrant and
                                              as Principal Financial Officer)



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                               INDEX TO EXHIBITS

         4 10.0% Subordinated Convertible Note, No. C-7, due May 10, 2004 in the amount of $366,754 issued to Morgan Stanley Dean Witter Venture Partners IV, L.P. and Schedule A to Exhibit 4 identifying other substantially identical subordinated convertible notes issued to other investors.






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